CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

Supplement dated August 31, 2012 to the Prospectus and Statement of Additional Information dated February 29, 2012, as supplemented July 2, 2012

Mr. Nick P. Calamos, President of Investments and Co-CIO of Calamos Advisors LLC and Vice President of the Calamos Convertible Opportunities and Income Fund has resigned from these positions and Mr. Gary D. Black has been appointed as the Executive Vice President, Global Co-CIO and CIO of Alternative Investments. All references to Mr. Nick P. Calamos are hereby deleted from the Prospectus and Statement of Additional Information. Mr. Nick P. Calamos will remain as an adviser to the firm, will assist in the transition of his duties to the new Co-CIO and will remain as a member of the board of directors for Calamos Asset Management, Inc. the publicly traded parent company of Calamos Advisors LLC.

The following revised and supplemental language replaces the “Portfolio Managers” section in its entirety on page 39 of the Prospectus:

Calamos employs a team approach to portfolio management, led by the Global Co-Chief Investment Officers (“Global Co-CIOs”) and comprised generally of the Global Co-CIOs, Co-Heads of Research and Investments, senior strategy analysts, intermediate analysts and junior analysts. The Global Co-CIOs, Co-Heads of Research and Investments and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Global Co-CIOs, Co-Heads of Research and Investments and senior strategy analysts, may each make trading decisions guided by the Fund’s investment objective and strategy.

While day-to-day management of the Fund is a team effort, the Global Co-CIOs, along with the Co-Heads of Research and Investments and the senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing the Fund’s investment program. Each is further identified below.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of CALAMOS ADVISORS, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs, as well as the Co-Heads of Research and Investments, Jeff Scudieri and Jon Vacko, and the senior strategy analysts. John P. Calamos, Sr. and Gary D. Black, along with Jeff Scudieri and Jon Vacko, are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Christopher Hartman and Joe Wysocki are each senior strategy analysts.

During the past five years, the following portfolio managers held the positions indicated with the Fund and the Adviser: John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Global Co-CIO of Calamos Advisors as of August 31, 2012 prior thereto he was CEO and Co-CIO of Calamos and its predecessor company. Gary D. Black became the Executive Vice President, Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012. Mr. Black served as Chief Executive Officer, Chief Investment Officer, and a Founding Member of Black Capital LLC from July 2009 until August 2012, prior thereto, he served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009. John P. Calamos, Jr., Executive Vice President of Calamos, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos in 1997 and has been a Senior Vice President and Co-Head of Research and Investments of Calamos since July 2010, prior thereto he was a Senior Vice President and Senior Strategy Analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a Senior Vice President and Co-Head of Research and Investments of Calamos since July 2010, prior thereto he was a Senior Vice President and Senior Strategy Analyst since July 2002. John Hillenbrand, Senior Vice President of Calamos, joined Calamos in 2002 and has been a Senior Strategy Analyst since August 2002. Steve Klouda, Senior Vice President of Calamos, joined Calamos in 1994 and has been a Senior Strategy Analyst since July 2002. Christopher Hartman, Assistant Vice President of Calamos, joined Calamos in February 1997 and has been

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a Senior Strategy Analyst since May 2007; and Joe Wysocki, Assistant Vice President of Calamos, joined Calamos in October 2003 and has been a Senior Strategy Analyst since February 2007.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

The following revised and supplemental language replaces the “Trustees who are Interested Persons of the Trust” chart in its entirety on page S-22 of the Statement of Additional Information in the section titled “Management”:

NAME AND AGE	POSITION(S) WITH TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
John P. Calamos, Sr., 72*	Trustee, President and CEO (since inception) Term Expires 2014	19	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM
*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

The following revised and supplemental language replaces the “Officers” chart in its entirety on page S-24 of the Statement of Additional Information in the section titled “Management”:

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at August 31, 2012, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Nimish S. Bhatt, 49	Vice President and Chief Financial Officer (since 2007)	Senior Vice President since 2004, Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM and CFS; Director Calamos Global Fund, PLC (since 2007) prior thereto Director of Operations (since 2004); Member, board of directors of NICSA (a not-for-profit industry trade organization) (since June 2006)

James J. Boyne, 46	Vice President (since 2008) and Assistant Secretary (since 2010)	Executive Vice President and Chief Operating Officer, CAM, CILLC, CWM, Calamos Advisors and CFS

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
(since 2011); prior thereto President of Distribution and Operations (since 2008); Senior Vice President, General Counsel and Secretary, CAM, CILLC, CWM, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001- 2008)

Curtis Holloway, 45	Treasurer (since 2010), Prior thereto Assistant Treasurer since 2007	Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (since 2007)

J. Christopher Jackson, 61	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds PLC (since 2011); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 61	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors, CFS (2005-2006);

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

The following language replaces the third to last paragraph of the section titled “Investment Adviser and Investment Management Agreement” beginning on page S-27 of the Statement of Additional Information:

Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family. John P. Calamos, Sr., is an affiliated person of the Funds and their advisor by virtue of his position as Trustee and President and CEO of the Trust and Chairman, CEO and Global Co-Chief Investment Officer of Calamos Advisors. Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson are affiliated persons of the Funds and their advisor by virtue of their positions as Vice President and Chief Financial Officer; Vice President and Assistant Secretary; and Vice President and Secretary of the Trust; respectively, and as Senior Vice President and Chief Financial Officer; Executive Vice President and Chief Operating Officer; and Senior Vice President, General Counsel and Secretary of Calamos Advisors, respectively.

The following language replaces the section titled “Portfolio Managers” in its entirety beginning on page S-29 of the Statement of Additional Information:

While day-to-day management of each portfolio is a team effort, the Global Co-Chief Investment Officers (“Global Co-CIOs”), along with the Co-Heads of Research and Investments and the senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing the Fund’s investment program. Each is further identified below.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of Calamos Advisors, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the Fund’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs, as well as the Co-Heads of Research and Investments, Jeff Scudieri and Jon Vacko, and the senior strategy analysts. John P. Calamos, Sr. and Gary D. Black, along with Jeff Scudieri and Jon Vacko are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John Calamos, Jr., John Hillenbrand, Steve Klouda, Christopher Hartman and Joe Wysocki are each senior strategy analysts. The Global Co-CIOs, Co-Heads of Research and Investments and senior strategy analysts are referred to collectively as “Team Leaders.” The Fund’s Team Leaders are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

The Team Leaders also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of July 31, 2012 is set forth below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos, Sr.	23	25,157,933,008	11	2,099,034,702	2,695	5,216,891,377
Gary D. Black*	23	25,157,933,008	12	2,105,896,702	2,695	5,216,891,377
John P. Calamos, Jr.	22	25,123,209,185	11	2,099,034,702	2,695	5,216,891,377
Jeff Scudieri	21	25,087,997,673	11	2,099,034,702	2,695	5,216,891,377
Jon Vacko	21	25,087,997,673	11	2,099,034,702	2,695	5,216,891,377
John Hillenbrand	21	25,087,997,673	11	2,099,034,702	2,695	5,216,891,377
Steve Klouda	21	25,087,997,673	11	2,099,034,702	2,695	5,216,891,377
Christopher Hartman	21	25,087,997,673	11	2,099,034,702	2,695	5,216,891,377
Joe Wysocki	21	25,087,997,673	11	2,099,034,702	2,695	5,216,891,377

The accounts listed below include an advisory fee that is based on performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos, Sr.	3	1,154,957,193	0	-	0	-
Gary D. Black*	3	1,154,957,193	0	-	0	-
John P. Calamos, Jr.	3	1,154,957,193	0	-	0	-
Jeff Scudieri	3	1,154,957,193	0	-	0	-
Jon Vacko	3	1,154,957,193	0	-	0	-
John Hillenbrand	3	1,154,957,193	0	-	0	-
Steve Klouda	3	1,154,957,193	0	-	0	-
Christopher Hartman	3	1,154,957,193	0	-	0	-
Joe Wysocki	3	1,154,957,193	0	-	0	-

Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

*Mr. Gary D. Black joined the firm as of August 31, 2012 and was not responsible for the day-to-day management of any registered investment vehicle, pooled investment vehicle or account as of July 31, 2012. As of August 31, 2012 he assumed day-to-day management of all noted accounts.

The Fund’s Team Leaders are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Fund and another account and allocation aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using the particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; or (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos head trader must approve each instance in which the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.

The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to under-realized appreciation as well as realized gains in the client’s account.

As of October 31, 2011, John P. Calamos, Sr. and John P. Calamos, Jr. receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. For example, the target bonus for a Team Leader who earns $500,000 would range from $1,500,000 to $3,000,000 and the Team Leader’s maximum annual bonus opportunity would range from $2,250,000 to $4,500,000. Also, due to the ownership and executive management positions with Calamos Asset Management, Inc., additional multiple corporate objectives are utilized to determine the target bonus for John P. Calamos, Sr., and John P. Calamos, Jr. For 2011, the additional corporate objectives were distribution effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; income growth, as measured by operating margin and return on invested capital and the corporate investment portfolio; management evaluation, based upon several factors including the execution of strategic initiatives; and stockholder return relative to the industry peer group. Mr. Black has also entered into an employment agreement that provides for compensation in the form of an annual base salary, target bonus, and a long-term incentive (“LTI”) target bonus. His annual cash target bonus is 300% of base salary, the annual LTI target bonus is 300% of base salary, and he will receive up to 12.5% of certain incentive fee payments collected by an affiliated entity of Calamos Advisors.

As of October 31, 2011, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, Christopher Hartman and Joe Wysocki receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these associates has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these associates is also eligible for discretionary LTI awards, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the Fund and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos.

All Team Leaders are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan. The target annual equity awards are set at a percentage of their respective base salaries.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units. Most of the stock options and restricted stock units issued have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.

At October 31, 2011, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1a(a)(2) under the Exchange Act) shares of the Fund having value within the indicated dollar ranges.

Fund
John P. Calamos	$100,001–$500,000
John P. Calamos, Jr.	None
Chris Hartman	None
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Jon Vacko	$1–$10,000
Joe Wysocki	None

Please retain this supplement for future reference